SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


Date of Report: November 21, 2001
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(Date of earliest event reported)


                    Banc of America Commercial Mortgage Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware                   333-65298                 56-1950039
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      (State or Other              (Commission             (I.R.S. Employer
      Jurisdiction of              File Number)           Identification No.)
      Incorporation)


Bank of America Corporate Center
100 North Tryon Street
Charlotte, NC                                                       28255
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(Address of principal executive offices)                          (Zip Code)


                                 (704) 386-2400
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              (Registrant's telephone number, including area code)

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ITEM 5.   OTHER EVENTS.
          ------------

          Attached as Exhibit 4 is the Pooling and Servicing Agreement dated as of October 1, 2001 (the "Pooling and Servicing Agreement"), by and among Banc of America Commercial Mortgage Inc., as depositor, Prudential Asset Resources, Inc., as master servicer, KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage, as special servicer, LaSalle Bank National Association, as trustee and REMIC Administrator, and ABN AMRO Bank N.V., as paying agent. The Pooling and Servicing Agreement governs the Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-PB1 (the "Certificates"), including the Class A-1, Class A-2, Class A-2F, Class B, Class C, Class D, Class E and Class F Certificates (the "Publicly Offered Certificates"), which were issued on November 6, 2001, with an aggregate principal balance as of October 1, 2001 of $820,997,809. The Publicly Offered Certificates were sold to Banc of America Securities LLC ("BAS"), Salomon Smith Barney Inc. ("Salomon") and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") pursuant to an Underwriting Agreement, dated October 26, 2001, among BAS, Salomon and Merrill Lynch, as underwriters, and the Company.

          Attached as Exhibit 8 is the opinion of Cadwalader, Wickersham & Taft, special tax counsel to the Company, regarding tax matters (the "Tax Matters Opinion"), provided in connection with the issuance of the Certificates.

          Attached as Exhibit 99.1 is the Mortgage Loan Purchase and Sale Agreement dated as of November 6, 2001 by and between Bank of America, N.A. ("Bank of America") and the Company (the "Bank of America/BACM Mortgage Loan Purchase and Sale Agreement").

          Attached as Exhibit 99.2 is the Mortgage Loan Purchase and Sale Agreement dated as of November 6, 2001 by and between Bridger Commercial Realty Finance LLC ("BCRF") and the Company (the "BCRF/BACM Mortgage Loan Purchase and Sale Agreement").

          Attached as Exhibit 99.3 is the Mortgage Loan Purchase and Sale Agreement dated as of November 6, 2001 by and between Prudential Mortgage Capital Funding, LLC ("PMCF") and the Company (the "PMCF/BACM Mortgage Loan Purchase and Sale Agreement").

          Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.



ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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(c) Exhibits

Exhibit 4       Pooling and Servicing Agreement

Exhibit 8       Tax Matters Opinion

Exhibit 99.1    Bank of America/BACM Mortgage Loan Purchase and Sale Agreement

Exhibit 99.2    BCRF/BACM Mortgage Loan Purchase and Sale Agreement

Exhibit 99.3    PMCF/BACM Mortgage Loan Purchase and Sale Agreement

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                   BANC OF AMERICA COMMERCIAL MORTAGGE INC.


                                   By: /s/ Bruce M. Ambler, Jr.
                                      ------------------------------------------
                                      Name:  Bruce M. Ambler, Jr.
                                      Title: Vice President

Date: November 21, 2001

                                  EXHIBIT INDEX
                                  -------------


 Item 601(a) of Regulation
       S-K Exhibit No.           Description
--------------------------       -----------

             4                   Pooling and Servicing Agreement

             8                   Tax Matters Opinion

           99.1                  Bank of America/BACM Mortgage
                                 Loan Purchase and Sale Agreement

           99.2                  BCRF/BACM Mortgage Loan
                                 Purchase and Sale Agreement

           99.3                  PMCF/BACM Mortgage Loan
                                 Purchase and Sale Agreement